Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions and Dispositions

3. Acquisitions and Dispositions

On October 8, 2014, Nucor acquired the entire equity interest in Gallatin Steel Company (Gallatin) for a cash purchase price of $779.1 million, including working capital adjustments. The acquisition was partially funded by the issuance of approximately $300 million of commercial paper with the remaining funds coming from cash on hand. Located on the Ohio River in Ghent, Kentucky, Gallatin has an annual sheet steel production capacity of approximately 1,800,000 tons. This acquisition is strategically important as it expands Nucor’s footprint in the Midwestern United States market, and it will broaden Nucor’s product offerings. Gallatin’s financial results are included as part of the steel mills segment (see Note 23).

We have allocated the purchase price for Gallatin to its individual assets acquired and liabilities assumed.

The following table summarizes the fair values of the assets acquired and liabilities assumed of Gallatin as of the date of acquisition (in thousands):

Cash	$48,957
Accounts receivable	82,291
Inventory	101,692
Other current assets	5,117
Property, plant and equipment	483,007
Goodwill	94,737
Other intangible assets	67,150
Other assets	2,529

Total assets acquired	885,480

Current liabilities	104,315
Long-term debt	2,093

Total liabilities assumed	106,408

Net assets acquired	$779,072

The following table summarizes the purchase price allocation to the identifiable intangible assets of Gallatin as of the date of acquisition (in thousands, except years):

		Weighted - Average Life
Customer relationships	$58,250	20 years
Trademarks and trade names	8,900	5 years

	$67,150

The goodwill of $94.7 million is primarily attributed to the synergies expected to arise after the acquisition and has been allocated to the steel mills segment (see Note 9). Goodwill recognized for tax purposes was $98.1 million, all of which is deductible for tax purposes.

Other minor acquisitions, exclusive of purchase price adjustments of acquisitions made and net of cash acquired, totaled $19.1 million in 2015, $38.5 million in 2014, and none in 2013.